SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2012 (June 20, 2012)

NEDAK Ethanol, LLC
(Exact Name of registrant as specified in its charter)

NEBRASKA	333-130343	20-0568230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska		68713
(Address of Principal Executive Offices)		(Zip Code)

(402) 925-5570
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On June 20, 2012,Tim Borer resigned from his positions as Principal Financial Officer, Principal Accounting Officer, Secretary and Treasurer of NEDAK Ethanol, LLC (the “Company”).  Mr. Borer will continue to serve as a member of the Company’s Board of Directors and his current term provides that he will serve as a director until the Company’s 2015 Annual Meeting of Members. Mr. Borer’s resignation from his officer positions was effective June 20, 2012 and was not a result of any disagreement with the Company relating to its operations, policies or practices.

(c)  On June 20, 2012, the Board of Directors appointed Todd Shane to serve as the Company’s Principal Financial Officer, Principal Accounting Officer, Secretary and Treasurer.  Mr. Shane has served as a director of the Company since 2005 and he is currently serving as a member of the Company’s Board of Directors until the Company’s 2013 Annual Meeting of Members.  Mr. Shane has been a farmer and rancher with HBK Land & Cattle Co. since 1985 and is the brother of Kirk Shane, a member of the Company’s Board of Directors currently serving as a director until the Company’s 2013 Annual Meeting of Members.  Mr. Shane did not enter into any agreements or arrangements with the Company in connection with his appointment to the officer positions.

During the fiscal year ended December 31, 2011, Mr. Shane sold grain to the Company for the aggregate amount of $108,187.  All grains purchased by the Company from directors and officers, including the grains purchased from Mr. Shane, were at market prices, in accordance with the Company’s Related Party Policy.  The Company’s Related Party Policy excludes from the definition of “Related Party Transaction” any transaction involving purchases of grain and sales of distillers grains by the Company from or to a director if such purchase or sale is at the posted price or the price generally offered by the Company to non-director grain producers and cattle feeders.  A copy of the Company’s Related Party Policy was attached as Appendix C to the Company’s 2010 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2010.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Members on June 20, 2012 (the “Annual Meeting”).  At that Annual Meeting, the members voted on the following proposal which is further described in the Company’s 2012 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2012.

Proposal 1: The members elected each of the following four nominees to the Board of Directors to hold office until the 2015 Annual Meeting of Members:

Nominee	Votes For	Votes Withheld

Timothy Borer	2,108.5	79
Steve Dennis	2,013.5	174
Jeff Lieswald	2,027.5	160
Kenneth Osborne	2,027.5	160

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEDAK ETHANOL, LLC

Date: June 26, 2012.	By:	/s/ Jerome Fagerland
Jerome Fagerland President and General Manager